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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2004

                             SS&C Technologies, Inc.
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               (Exact name of registrant as specified in charter)

       Delaware                      000-28430                    06-1169696
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 (State or other juris-             (Commission                 (IRS Employer
diction of incorporation            File Number)             Identification No.)


    80 Lamberton Road, Windsor, CT                                  06095
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (860) 298-4500

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure.

     On February 9, 2004, SS&C Technologies, Inc. announced that its Board of Directors had approved a three-for-two stock split in the form of a stock dividend and had declared a semi-annual cash dividend of $0.07 per share (post-split) on its common stock. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         99.1   Press release dated February 9, 2004

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 9, 2004                        SS&C TECHNOLOGIES, INC.

                                               By:  /s/ Patrick J. Pedonti
                                                  -----------------------------
                                                  Patrick J. Pedonti
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.            Description
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99.1                   Press release dated February 9, 2004